[CREDIT SUISSE FUNDS LOGO]
[CREDIT SUISSE ASSET MANAGEMENT LOGO]

                                  ANNUAL REPORT
                                DECEMBER 31, 2001

                CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. The Trust is advised by Credit Suisse Asset Management, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2001
                                                                January 29, 2002

Dear Shareholder:

  For the 12 months ended December 31, 2001, Credit Suisse Trust--Emerging Growth Portfolio1 (the "Portfolio") had a loss of 16.41%, vs. losses of 10.83% for the Russell 2500 Growth Index(2) and 20.15% for the Russell Midcap Growth Index.(3)

  The period as a whole was a negative one for stocks, especially within asset classes associated with higher short-term risk, e.g., the aggressive-growth area. Worries over the economy and corporate-profit growth continued to weigh on shares that had been bid up to lofty levels by early 2000.

  Equity indexes reached their lows for the year in mid September, amid the extreme uncertainty that prevailed in the immediate aftermath of the terrorist attacks. However, stocks rebounded in the fourth quarter. The rebound appeared driven by the Federal Reserve's supplying significant liquidity to the U.S. financial system late in the period (and the Fed had made a series of interest-rate cuts in 2001 before September 11). Investors also seemed encouraged by a general easing of anxiety as the country united.

  The Portfolio had a loss for the 12 months, hurt by the general pullback in the stocks it targets and by weakness in certain of its technology holdings in particular. Notwithstanding the poor conditions for growth investors in the period, we stayed true to our basic approach to stock selection. We continued to focus on identifying companies we believe have the financing and management skills to execute compelling business plans.

  In terms of sector-weighting changes, we made a few adjustments worth noting in the latter part of the period. In the technology area, we added a few stocks--including software and electronic names--that we viewed as attractive. We believe that conditions are improving for technology companies generally and we will continue to seek investment opportunities here. However, we also believe that, in the wake of the fourth quarter's strong and broad-based technology rally, individual stock selection will likely prove paramount.

  Elsewhere of note, we pared our weighting in health-care services but further added to our pharmaceutical exposure. We believe that a number of small- and mid-cap pharmaceutical companies have good long-term growth prospects, given such factors as demographic trends and the business relationships these companies often have with major drug companies. In the consumer area, we selectively increased our exposure to retail stocks while lowering our weighting in consumer services. We also reduced our position in the financial-services sector, where we deemed valuations to be less compelling based on the group's earnings-growth prospects.

  Given that the market's sharp fourth-quarter rally occurred against a generally poor economic backdrop, our outlook is currently one of caution. Until there is evidence that a sustainable recovery may be at hand, we believe that emerging-growth stocks will be vulnerable to periodic and potentially sharp downturns.

  Certainly, we see grounds for optimism--including historically low short-term interest rates, ample liquidity, the phasing in of tax cuts, and declining inventory levels in the technology area and elsewhere. However, we see risks as well. Unemployment has been edging up, and a negative lagging effect could dampen earnings growth in a number of areas. And the war against terrorism, with all of its attendant risks, continues.

  But when the economy does improve, we think that smaller-cap and emerging-growth stocks could benefit. The group's earnings expectations have been lowered significantly, while valuations of emerging-growth stocks in our view remain compelling compared with those of large-cap stocks. An upturn in the group's profit outlook might therefore prove quite supportive. For our part, we will continue to place a strong emphasis on valuation, looking for stocks we deem to be attractively priced based on reasonable longer-term growth assumptions.

Elizabeth B. Dater            Sammy Oh                      Roger M. Harris
Co-Portfolio Manager          Co-Portfolio Manager          Co-Portfolio Manager

  INVESTING IN EMERGING-GROWTH COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS SUCH AS INVESTING IN THE SECURITIES OF START-UP COMPANIES OR COMPANIES INVOLVED IN "SPECIAL SITUATIONS." THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

[CHART OF COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE TRUST--EMERGING GROWTH PORTFOLIO, THE RUSSELL 2500 GROWTH INDEX, THE RUSSELL MIDCAP GROWTH INDEX, AND THE RUSSELL 2000 GROWTH INDEX FROM INCEPTION (9/13/99) AND AT EACH MONTH END. (UNAUDITED)]

            CREDIT SUISSE
          TRUST -- EMERGING     RUSSELL 2500    RUSSELL MIDCAP     RUSSELL 2000
         GROWTH PORTFOLIO(1)  GROWTH INDEX(2)   GROWTH INDEX(3)  GROWTH INDEX(4)
 9/99           $10,000           $10,000          $10,000           $10,000
 9/99           $ 9,530           $10,072          $ 9,915           $10,193
10/99           $ 9,950           $10,562          $10,681           $10,454
11/99           $11,200           $11,809          $11,788           $11,559
12/99           $13,195           $14,036          $13,829           $13,597
 1/00           $13,286           $13,958          $13,826           $13,470
 2/00           $17,233           $17,538          $16,732           $16,604
 3/00           $15,961           $16,162          $16,750           $14,859
 4/00           $13,791           $14,588          $15,124           $13,359
 5/00           $12,862           $13,289          $14,021           $12,189
 6/00           $14,830           $15,046          $15,509           $13,763
 7/00           $14,033           $13,813          $14,527           $12,584
 8/00           $15,406           $15,613          $16,718           $13,908
 9/00           $15,174           $14,603          $15,901           $13,217
10/00           $14,134           $13,700          $14,812           $12,144
11/00           $11,923           $11,090          $11,593           $ 9,939
12/00           $12,993           $11,778          $12,204           $10,547
 1/01           $12,892           $12,541          $12,901           $11,401
 2/01           $10,952           $10,605          $10,670           $ 9,838
 3/01           $ 9,821           $ 9,432          $ 9,143           $ 8,944
 4/01           $11,074           $10,870          $10,667           $10,039
 5/01           $10,912           $11,185          $10,616           $10,271
 6/01           $11,266           $11,438          $10,622           $10,551
 7/01           $10,659           $10,595          $ 9,906           $ 9,651
 8/01           $10,083           $ 9,890          $ 9,188           $ 9,048
 9/01           $ 8,871           $ 8,341          $ 7,669           $ 7,588
10/01           $ 9,528           $ 9,164          $ 8,476           $ 8,318
11/01           $10,387           $ 9,956          $ 9,388           $ 9,013
12/01           $10,861           $10,502          $ 9,745           $ 9,574

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/01

1 YEAR                     (16.41%)

FROM INCEPTION (9/13/99)   3.66%

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

----------
(1) Name changed from Warburg Pincus Trust--Emerging Growth Portfolio effective December 12, 2001.
(2) In light of the Portfolio's growth stock emphasis, the Portfolio changed its performance benchmarks. Previously, the Portfolio compared its performance to the performance of the Russell 2000 Growth and the Russell 2500 Growth Indices. Effective May 1, 2001, the Portfolio compares its performance to the Russell 2500 Growth Index and the Russell Midcap Growth Index. The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in an index.
(3) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
(4) The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2001


                                                                NUMBER OF
                                                                 SHARES         VALUE
                                                                ---------    -----------
COMMON STOCKS (92.2%)
APPAREL, TEXTILES (1.5%)
    Jones Apparel Group, Inc.(1)                                   23,200    $   769,544
                                                                             -----------
CLOTHING STORES (3.6%)
    Abercrombie & Fitch Co.(1)                                     19,000        504,070
    Dress Barn, Inc.(1)                                            21,000        525,210
    TJX Companies, Inc.                                            20,500        817,130
                                                                             -----------
                                                                               1,846,410
                                                                             -----------
COMPUTER HARDWARE & BUSINESS MACHINES (5.4%)
    Brocade Communications Systems, Inc.(1)                        21,300        705,456
    Emulex Corp.(1)                                                26,600      1,050,966
    McDATA Corp. Class A(1)                                        22,300        546,350
    Symbol Technologies, Inc.                                      28,800        457,344
                                                                             -----------
                                                                               2,760,116
                                                                             -----------
COMPUTER SOFTWARE (9.2%)
    Manugistics Group, Inc.(1)                                     67,600      1,425,008
    NetIQ Corp.(1)                                                 23,400        825,084
    Network Associates, Inc.                                       37,000        956,450
    Peoplesoft, Inc.(1)                                            13,300        534,660
    Quest Software, Inc.(1)                                        23,200        512,952
    Symantec Corp.(1)                                               7,100        470,943
                                                                             -----------
                                                                               4,725,097
                                                                             -----------
CONSUMER DURABLES (1.2%)
    Granite Construction, Inc.                                     25,050        603,204
                                                                             -----------
DRUGS (19.2%)
    AmerisourceBergen Corp.                                        13,505        858,243
    Biovail Corp. ADR(1)                                           10,200        573,750
    Gilead Sciences, Inc.(1)                                        8,600        565,192
    ICN Pharmaceuticals, Inc.                                      15,700        525,950
    Icos Corp.(1)                                                   7,500        430,800
    IDEC Pharmaceuticals Corp.(1)                                  12,200        840,946
    Invitrogen Corp.(1)                                            11,900        736,967
    IVAX Corp.(1)                                                  31,000        624,340
    King Pharmaceuticals, Inc.(1)                                  12,300        518,199
    KOS Pharmaceuticals(1)                                         26,300        909,980
    Medimmune, Inc.(1)                                             16,900        783,315
    Mylan Laboratories, Inc.                                       18,900        708,750
    Protein Design Labs, Inc.(1)                                   12,800        419,840
    Scios, Inc.(1)                                                 20,200        480,154
    Sepracor, Inc.(1)                                              14,900        850,194
                                                                             -----------
                                                                               9,826,620
                                                                             -----------
ELECTRONIC EQUIPMENT (7.5%)
    Comverse Technology, Inc.(1)                                   33,000        738,210
    Polycom, Inc.(1)                                               38,700      1,318,509
    Tekelec(1)                                                     43,500        787,785

                 See Accompanying Notes to Financial Statements.

                                        4


                                                                NUMBER OF
                                                                 SHARES         VALUE
                                                                ---------    -----------

    Teradyne, Inc.(1)                                              34,200    $ 1,030,788
                                                                             -----------
                                                                               3,875,292
                                                                             -----------
ENERGY RESERVES & PRODUCTION (2.5%)
    Ocean Energy, Inc.                                             25,000        480,000
    Pogo Producing Co.                                             31,200        819,624
                                                                             -----------
                                                                               1,299,624
                                                                             -----------
FINANCIAL SERVICES (1.5%)
    Indymac Bancorp, Inc.(1)                                       33,900        792,582
                                                                             -----------
INDUSTRIAL SERVICES (3.4%)
    DeVry, Inc.(1)                                                 13,000        369,850
    ITT Educational Services, Inc.(1)                              19,900        733,713
    On Assignment, Inc.(1)                                         27,200        624,784
                                                                             -----------
                                                                               1,728,347
                                                                             -----------
INFORMATION SERVICE (2.5%)
    Express Scripts, Inc. Class A(1)                               12,600        589,176
    Openwave Systems, Inc.(1)                                      70,300        688,237
                                                                             -----------
                                                                               1,277,413
                                                                             -----------
LEISURE (1.2%)
    Mattel, Inc.                                                   35,200        605,440
                                                                             -----------
LIFE & HEALTH INSURANCE (1.3%)
    Anthem, Inc.(1)                                                13,100        648,450
                                                                             -----------
MEDIA (3.3%)
    Charter Communications, Inc. Class A(1)                        49,500        813,285
    Cox Radio, Inc. Class A(1)                                     21,400        545,272
    Westwood One, Inc.(1)                                          11,600        348,580
                                                                             -----------
                                                                               1,707,137
                                                                             -----------
MEDICAL PROVIDERS & SERVICES (7.0%)
    Community Health Care(1)                                       25,500        650,250
    Health Net, Inc.(1)                                            32,000        696,960
    Manor Care, Inc.(1)                                            32,900        780,059
    Mid Atlantic Medical Services, Inc.(1)                         24,800        562,960
    Quest Diagnostics, Inc.(1)                                     12,400        889,204
                                                                             -----------
                                                                               3,579,433
                                                                             -----------
MINING & METALS (0.9%)
    Fluor Corp.                                                    12,700        474,980
                                                                             -----------
MOTOR VEHICLES & PARTS (2.0%)
    Borg-Warner, Inc.                                               9,500        496,375
    Lear Corp.(1)                                                  13,700        522,518
                                                                             -----------
                                                                               1,018,893
                                                                             -----------

                 See Accompanying Notes to Financial Statements.

                                        5


                                                                NUMBER OF
                                                                 SHARES         VALUE
                                                                ---------    -----------

PROPERTY & CASUALTY INSURANCE (5.2%)
    Ace, Ltd.                                                      20,100    $   807,015
    Ambac Financial Group, Inc.                                    13,600        786,896
    Everest Re Group, Ltd.                                          8,000        565,600
    MBIA, Inc.                                                      9,600        514,848
                                                                             -----------
                                                                               2,674,359
                                                                             -----------
SECURITIES & ASSET MANAGEMENT (0.8%)
    Federated Investors, Inc.                                      12,600        401,688
                                                                             -----------
SEMICONDUCTOR (8.8%)
    LAM Research Corp.(1)                                          42,700        991,494
    Microchip Technology, Inc.(1)                                  14,400        557,856
    National Semiconductor Corp.(1)                                27,400        843,646
    Novellus Systems, Inc.(1)                                      21,000        828,450
    Varian Semiconductor Equipment Associates, Inc.(1)             15,500        536,145
    Xilinx, Inc.(1)                                                19,800        773,190
                                                                             -----------
                                                                               4,530,781
                                                                             -----------
SPECIALTY RETAIL (4.2%)
    Bed Bath & Beyond, Inc.(1)                                     17,100        579,690
    Caremark Rx, Inc.(1)                                           43,900        716,009
    Dollar Tree Stores, Inc.(1)                                    28,000        865,480
                                                                             -----------
                                                                               2,161,179
                                                                             -----------
TOTAL COMMON STOCKS (Cost $38,455,448)                                        47,306,589
                                                                             -----------

                                                                     PAR
                                                                   (000)
                                                                   -----
SHORT-TERM INVESTMENT (8.1%)
    State Street Bank & Trust Co. Euro Time Deposit,
    1.50%, 1/02/02
    (Cost $4,144,000)                                           $  4,144       4,144,000
                                                                             -----------
TOTAL INVESTMENTS AT VALUE (100.3%) (Cost $42,599,448(2))                     51,450,589

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)                                  (160,750)
                                                                             -----------
NET ASSETS (100.0%)                                                          $51,289,839
                                                                             ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

----------
(1) Non-income producing security.
(2) Cost for federal income tax purposes is $42,770,381.

                See Accompanying Notes to Finanacial Statements.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS
    Investments at value (Cost $42,599,448)                          $51,450,589
    Cash                                                                     696
    Dividend and interest receivable                                      10,618
    Receivable for fund shares sold                                        1,140
    Receivable for investments sold                                       90,739
    Prepaid expenses and other assets                                      3,097
                                                                     -----------
      Total Assets                                                    51,556,879
                                                                     -----------
LIABILITIES
    Advisory fee payable                                                  16,561
    Administrative services fee payable                                    8,499
    Payable for fund shares redeemed                                     150,010
    Payable for investments purchased                                     70,280
    Other accrued expenses payable                                        21,690
                                                                     -----------
      Total Liabilities                                                  267,040
                                                                     -----------
NET ASSETS
    Capital stock, $0.001 par value                                        4,771
    Paid-in capital                                                   65,166,878
    Accumulated net realized loss from investments                   (22,732,951)
    Net unrealized appreciation from investments                       8,851,141
                                                                     -----------
      Net Assets                                                     $51,289,839
                                                                     ===========
    Shares outstanding                                                 4,770,682
                                                                     -----------
    Net asset value, offering price and redemption price per share        $10.75
                                                                     ===========

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001

INVESTMENT INCOME
    Dividends                                                        $   103,226
    Interest                                                             117,611
    Foreign taxes withheld                                                  (627)
                                                                     -----------
      Total investment income                                            220,210
                                                                     -----------
EXPENSES
    Investment advisory fees                                             446,512
    Administrative services fees                                          91,610
    Printing fees                                                         37,249
    Custodian fees                                                        19,329
    Legal fees                                                            17,038
    Audit fees                                                            12,375
    Insurance expense                                                      4,426
    Transfer agent fees                                                    3,728
    Trustees fees                                                          2,922
    Interest expense                                                         692
    Miscellaneous expense                                                  7,573
                                                                     -----------
      Total expenses                                                     643,454
    Less: fees waived and transfer agent offsets                         (23,298)
                                                                     -----------
      Net expenses                                                       620,156
                                                                     -----------
         Net investment loss                                            (399,946)
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized loss from investments                               (14,059,963)
    Net change in unrealized appreciation (depreciation)
      from investments                                                 4,692,861
                                                                     -----------
    Net realized and unrealized loss from investments                 (9,367,102)
                                                                     -----------
    Net decrease in net assets resulting from operations             $(9,767,048)
                                                                     ===========

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST--EMERGING GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE YEAR        FOR THE YEAR
                                                                                   ENDED                ENDED
                                                                              DECEMBER 31, 2001   DECEMBER 31, 2000(1)
                                                                              -----------------   -------------------
FROM OPERATIONS
  Net investment loss                                                         $     (399,946)     $     (154,535)
  Net realized loss from investments                                             (14,059,963)         (8,671,474)
  Net change in unrealized appreciation (depreciation) from investments            4,692,861           3,231,267
                                                                              --------------      --------------
    Net decrease in net assets resulting from operations                          (9,767,048)         (5,594,742)
                                                                              --------------      --------------
FROM DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                                    --                 (21)
  Distributions from net realized gains                                                   --             (45,318)
                                                                              --------------      --------------
    Net decrease in net assets from dividends and distributions                           --             (45,339)
                                                                              --------------      --------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                    10,360,832          62,863,259
  Reinvestment of dividends and distributions                                             --              45,974
  Net asset value of shares redeemed                                              (5,186,063)         (8,011,266)
                                                                              --------------      --------------
    Net increase in net assets from capital share transactions                     5,174,769          54,897,967
                                                                              --------------      --------------
  Net increase (decrease) in net assets                                           (4,592,279)         49,257,886

NET ASSETS
  Beginning of year                                                               55,882,118           6,624,232
                                                                              --------------      --------------
  End of year                                                                 $   51,289,839      $   55,882,118
                                                                              ==============      ==============

----------
(1) Certain dividend and distribution amounts have been reclassified to conform to the current year presentation.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                             -------------------------------------
                                                                2001            2000           1999(1)
                                                             -----------     ------------   ------------
PER SHARE DATA
  Net asset value, beginning of period                       $  12.86       $  13.07        $  10.00
                                                             --------        -------        --------

INVESTMENT OPERATIONS
  Net investment income (loss)                                  (0.08)         (0.06)(2)        0.04
  Net gain (loss) on investments
    (both realized and unrealized)                              (2.03)         (0.14)           3.14
                                                             --------        -------        --------
      Total from investment operations                          (2.11)         (0.20)           3.18
                                                             --------        -------        --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                             --             --(3)        (0.11)
  Distributions from net realized gains                            --          (0.01)             --
                                                             --------        -------        --------
      Total dividends and distributions                            --          (0.01)          (0.11)
                                                             --------        -------        --------
NET ASSET VALUE, END OF PERIOD                               $  10.75       $  12.86        $  13.07
                                                             ========        =======        ========
      Total return                                             (16.41)%        (1.53)%         31.95%(4)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                   $ 51,290       $ 55,882        $  6,624
    Ratio of expenses to average net assets(5)                   1.25%          1.26%           1.25%(6)
    Ratio of net investment income (loss) to average
      net assets                                                (0.81)%        (0.45)%          0.01%(6)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                       0.04%          0.04%           9.91%(6)
  Portfolio turnover rate                                         173%           135%             31%

----------
(1) For the period September 13, 1999 (commencement of operations) through December 31, 1999.

(2) Per share information is calculated using the average outstanding shares method.

(3)  This amount represents less than $.01 per share.

(4)  Non-annualized.

(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00%, .01% and .00% for each of the years ended December 31, 2001 and 2000 and for the period ended December 31, 1999, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.25% for each of the years ended December 31, 2001 and 2000 and for the period ended December 31, 1999, respectively.

(6) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Credit Suisse Trust, formerly Warburg Pincus Trust (the "Trust"), a Massachusetts business trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Emerging Growth Portfolio (the "Portfolio"), is included in this report. The Portfolio is a non-diversified investment fund that seeks maximum capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan.

  A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price, and if there is no bid price available, at the most recent ask price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

  B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

  C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

  D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

  E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

  F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, the Portfolio's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of .90% of the Portfolio's average daily net assets. For the year ended December 31, 2001, investment advisory fees earned and voluntarily waived were $446,512 and $22,062, respectively.

  Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as co-administrators to the Portfolio. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the year ended December 31, 2001, administrative services fees earned by CSAMSI were $49,613.

  For its administrative services through February 4, 2001, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

        AVERAGE DAILY NET ASSETS                          ANNUAL RATE
        ------------------------           ----------------------------------
        First $500 million                 .10% of average daily net assets
        Next $1 billion                    .08% of average daily net assets
        Over $1.5 billion                  .06% of average daily net assets

  Effective February 5, 2001, for its administrative services, PFPC is entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

        AVERAGE DAILY NET ASSETS                          ANNUAL RATE
        ------------------------           ----------------------------------
        First $500 million                 .075% of average daily net assets
        Next $1 billion                    .065% of average daily net assets
        Over $1.5 billion                  .055% of average daily net assets

  For the year ended December 31, 2001, administrative service fees earned by PFPC (including out of pocket expenses) were $41,997.

  In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

  Boston Financial Data Services, Inc. ("BFDS") serves as the Portfolio's transfer and dividend disbursement agent. The Portfolio has an arrangement with BFDS whereby interest earned on uninvested cash balances is used to offset a portion of its transfer agent expense. For the year ended December 31, 2001, the Portfolio received credits or reimbursements of $1,236under this arrangement.

  Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing services. For the year ended December 31, 2001, Merrill was paid $15,254 for its services by the Portfolio.

NOTE 3. LINE OF CREDIT

  Through June 19, 2001, the Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

  Effective June 20, 2001, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. For the year ended December 31, 2001, there were no borrowings under either the New Credit Facility or the Prior Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

  For the year ended December 31, 2001, purchases and sales of investment securities (excluding short-term investments) were $85,797,066 and $81,628,012, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

  The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions in shares of the Portfolio were as follows:

                                        FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                         DECEMBER 31, 2001       DECEMBER 31, 2000
                                        ------------------      ------------------
Shares sold                                   942,048               4,415,243
Shares issued in reinvestment of
 dividends and distributions                       --                   3,575
Shares redeemed                              (515,589)               (581,453)
                                            ---------               ---------
Net increase                                  426,459               3,837,365
                                            =========               =========

NOTE 6. FEDERAL INCOME TAXES

  Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and excise tax regulations.

  There were no distributions in the year ended December 31, 2001.

  At December 31, 2001, the components of distributable earnings on a tax basis were as follows:

         Undistributed ordinary income          $         --
         Capital loss carryovers                 (22,562,018)
         Unrealized appreciation                   8,680,208
                                                ------------
                                                $(13,881,810)
                                                ============

  At December 31, 2001, the Portfolio had capital loss carryovers available to offset possible future capital gains of $3,920,370 and $18,641,648 expiring in 2008 and 2009, respectively.

  At December 31, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was $9,374,483and $694,275, respectively. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

  At December 31, 2001, capital contributions and accumulated undistributed net investment loss have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses. The Portfolio reclassified $(399,946) from accumulated undistributed net investment loss to capital contributions. Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Emerging Growth Portfolio:

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the Emerging Growth Portfolio (the "Fund"), a portfolio of the Credit Suisse Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 5, 2002

CREDIT SUISSE TRUST -- EMERGING GROWTH PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)


                                              TERM OF                                        NUMBER OF
                                              OFFICE(1)                                      PORTFOLIOS IN
                                              AND                                            FUND
                              POSITION(S)     LENGTH               PRINCIPAL                 COMPLEX              OTHER
                              HELD WITH       OF TIME              OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
NAME, ADDRESS AND AGE         TRUST           SERVED               PAST FIVE YEARS           TRUSTEE              HELD BY TRUSTEE
---------------------         ------------    --------------       ---------------------     --------------       ----------------
INDEPENDENT TRUSTEES
Richard H. Francis            Trustee and     Since                Currently retired;        59                   Director of
40 Grosvenor Road             Audit           2000                 Executive Vice                                 The Indonesia
Short Hills, New Jersey       Committee                            President and                                  Fund, Inc.
07078                         Member                               Chief Financial
                                                                   Officer of Pan Am
Age: 68                                                            Corporation and
                                                                    Pan American
                                                                   World Airways,
                                                                   Inc. from 1988 to
                                                                            1991

Jack W. Fritz                 Trustee and     Since                Private investor;         59                   Director of
2425 North Fish Creek Road    Audit           Portfolio            Consultant and                                 Advo, Inc.
P.O. Box 1287                 Committee       Inception            Director of Fritz                              (direct mail
Wilson, Wyoming 83014         Member                               Broadcasting, Inc.                             advertising)
                                                                       and Fritz
Age: 73                                                            Communications
                                                                   (developers and
                                                                   operators of radio
                                                                   stations) since
                                                                            1987

Jeffrey E. Garten             Trustee and     Since                Dean of Yale              59                   Director of
Box 208200                    Audit           Portfolio            School of                                      Aetna, Inc.;
New Haven, Connecticut        Committee       Inception            Management and                                 Director of
06520-8200                    Member                               William S. Beinecke                            Calpine Energy
                                                                   Professor in the                               Corporation
Age: 54                                                            Practice of
                                                                   International
                                                                   Trade and Finance;
                                                                   Undersecretary of
                                                                   Commerce for
                                                                   International Trade
                                                                   from November 1993
                                                                   to October 1995;
                                                                   Professor at
                                                                   Columbia University
                                                                   from September
                                                                   1992 to November
                                                                   1993

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                              TERM OF                                        NUMBER OF
                                              OFFICE(1)                                      PORTFOLIOS IN
                                              AND                                            FUND
                              POSITION(S)     LENGTH               PRINCIPAL                 COMPLEX              OTHER
                              HELD WITH       OF TIME              OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
NAME, ADDRESS AND AGE         TRUST           SERVED               PAST FIVE YEARS           TRUSTEE              HELD BY TRUSTEE
---------------------         ------------    --------------       ---------------------     --------------       ----------------
Peter F. Krogh                Trustee and     Since                Dean Emeritus and         59                   Member of
301 ICC                       Audit           2001                 Distinguished Professor                        Board
Georgetown University         Committee                            of International Affairs                       of The Carlisle
Washington, DC 20057          Member                               at the Edmund A.                               Companies Inc.;
                                                                   Walsh School of                                Member of
Age: 64                                                            Foreign Service,                               Selection
                                                                   Georgetown University;                         Committee
                                                                   Moderator of PBS                               for Truman
                                                                   foreign affairs                                Scholars and
                                                                   television series                              Henry Luce

                                                                                                                  Scholars;
                                                                                                                  Senior
                                                                                                                  Associate
                                                                                                                  of
                                                                                                                  Center
                                                                                                                  for
                                                                                                                  Strategic
                                                                                                                  and
                                                                                                                  International
                                                                                                                  Studies;
                                                                                                                  Trustee
                                                                                                                  of
                                                                                                                  numerous
                                                                                                                  world
                                                                                                                  affairs
                                                                                                                  organizations

James S. Pasman, Jr.          Trustee and     Since                Currently retired;        59                   Director of
29 The Trillium               Audit           2000                 President and Chief                            Education
Pittsburgh, Pennsylvania      Committee                            Operating Officer of                           Management
15238                         Member                               National InterGroup,                           Corp., Tyco
                                                                   Inc. from April 1989                           International
Age: 70                                                            to March 1991;                                 Ltd.; Credit
                                                                   Chairman of Permian                            Suisse Asset
                                                                   Oil Co. from April 1989                        Management
                                                                   to March 1991                                  Income Fund,
                                                                                                                  Inc.; Trustee of
                                                                                                                  Credit Suisse
                                                                                                                  High Yield Bond
                                                                                                                  Fund; Deutsche
                                                                                                                  VIT Funds,
                                                                                                                  overseeing six
                                                                                                                  portfolios

                                       19

                                              TERM OF                                        NUMBER OF
                                              OFFICE(1)                                      PORTFOLIOS IN
                                              AND                                            FUND
                              POSITION(S)     LENGTH               PRINCIPAL                 COMPLEX              OTHER
                              HELD WITH       OF TIME              OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
NAME, ADDRESS AND AGE         TRUST           SERVED               PAST FIVE YEARS           TRUSTEE              HELD BY TRUSTEE
---------------------         ------------    --------------       ---------------------     --------------       ----------------
Steven N. Rappaport           Trustee and     Since                President of Loanet,      59                   Director of
Loanet, Inc.                  Audit           2000                 Inc.(on-line accounting                        The First Israel
40 East 52nd Street           Committee                            service) since 1997;                           Fund, Inc.
New York, New York            Chairman                             Executive Vice
10022                                                              President of Loanet,
                                                                   Inc. from 1994 to 1997;
Age: 52                                                            Director, President,
                                                                   North American Operations,
                                                                   and former Executive
                                                                   Vice President from
                                                                   1992 to 1993 of
                                                                   Worldwide Operations
                                                                   of Metallurg Inc.;
                                                                   Executive Vice
                                                                   President, Telerate, Inc.
                                                                   from 1987 to 1992;
                                                                   Partner in the law firm
                                                                   of Hartman & Craven until
                                                                   1987

INTERESTED TRUSTEE

William W. Priest(2)          Trustee         Since                Senior Partner and        59                   Director of The
Steinberg Priest                              Portfolio            Fund Manager,                                  Brazilian Equity
Capital Management                            Inception            Steinberg                                      Fund, Inc.; The
12 East 49th Street                                                Priest Capital                                 Chile Fund, Inc.;
12th Floor                                                         Management since                               The Emerging
New York, New York                                                 March 2001; Chairman                           Markets Tele-
10017                                                              and Managing                                   communications
                                                                   Director of CSAM                               Fund, Inc.; The
Age: 59                                                            from 2000 to                                   First Israel Fund,
                                                                   February 2001, Chief                           Inc.; The Latin
                                                                   Executive Officer and                          American Equity
                                                                   Managing Director of                           Fund, Inc.; The
                                                                   CSAM from 1990 to                              Indonesia Fund,
                                                                   2000                                           Inc.; and Credit
                                                                                                                  Suisse Asset
                                                                                                                  Management
                                                                                                                  Income Fund,Inc.

----------
(2) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                              TERM OF                                        NUMBER OF
                                              OFFICE(1)                                      PORTFOLIOS IN
                                              AND                                            FUND
                              POSITION(S)     LENGTH               PRINCIPAL                 COMPLEX              OTHER
                              HELD WITH       OF TIME              OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
NAME, ADDRESS AND AGE         TRUST           SERVED               PAST FIVE YEARS           OFFICER              HELD BY OFFICER
---------------------         ------------    --------------       ---------------------     --------------       ----------------
OFFICERS
James P. McCaughan            Chairman        Since                Chief Executive Officer   N/A                  N/A
Credit Suisse Asset                           2000                 and Managing Director
Management, LLC                                                    of CSAM; Associated
466 Lexington Avenue                                               with CSAM since
New York, New York                                                 2000; President and
10017-3147                                                         Chief Operating Officer
                                                                   of Oppenheimer Capital
Age: 47                                                            from 1998 to 1999;
                                                                   President and Chief
                                                                   Executive Officer of
                                                                   UBS Asset
                                                                   Management (New
                                                                   York) Inc. from 1996
                                                                   to 1998; Functional
                                                                   Advisor (Institutional
                                                                   Asset Management)
                                                                   of Union Bank of
                                                                   Switzerland from
                                                                   1994 to 1996

Hal Liebes, Esq.              Vice President  Since                Managing Director and     N/A                  N/A
Credit Suisse Asset           and Secretary   Portfolio            General Counsel of
Management, LLC                               Inception            CSAM; Associated with
466 Lexington Avenue                                               Lehman Brothers, Inc.
New York, New York                                                 from 1996 to 1997;
10017-3147                                                         Associated with CSAM
                                                                   from 1995 to 1996;
Age: 36                                                            Associated with CS
                                                                   First Boston Investment
                                                                   Management from 1994
                                                                   to 1995; Associated with
                                                                   Division of Enforcement,
                                                                   U.S. Securities and
                                                                   Exchange Commission
                                                                   from 1991 to 1994

Michael A. Pignataro          Treasurer and   Since                Director and Director     N/A                  N/A
Credit Suisse Asset           Chief Financial Portfolio            of Fund Administration
Management, LLC               Officer         Inception            of CSAM; Associated
466 Lexington Avenue                                               with CSAM since 1984
New York, New York
10017-3147

Age: 42

                                       21

                                              TERM OF                                        NUMBER OF
                                              OFFICE(1)                                      PORTFOLIOS IN
                                              AND                                            FUND
                              POSITION(S)     LENGTH               PRINCIPAL                 COMPLEX              OTHER
                              HELD WITH       OF TIME              OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
NAME, ADDRESS AND AGE         TRUST           SERVED               PAST FIVE YEARS           OFFICER              HELD BY OFFICER
---------------------         ------------    --------------       ---------------------     --------------       ----------------
Gregory N. Bressler, Esq.     Assistant       Since                Vice President and        N/A                  N/A
Credit Suisse Asset           Secretary       2000                 Legal Counsel of CSAM
Management, LLC                                                    since January 2000;
466 Lexington Avenue                                               Associated with the
New York, New York                                                 law firm of Swidler
10017-3147                                                         Berlin Shereff Friedman
                                                                   LLP from 1996 to 2000
Age: 35

Stuart J. Cohen, Esq.         Assistant       Since                Vice President and        N/A                  N/A
Credit Suisse Asset           Secretary       Portfolio            Legal Counsel of CSAM;
Management, LLC                               Inception            Associated with CSAM
466 Lexington Avenue                                               since Credit Suisse
New York, New York                                                 acquired the Funds'
10017-3147                                                         predecessor adviser in
                                                                   July 1999; with the
Age: 32                                                            predecessor adviser
                                                                   since 1997; Associated
                                                                   with the law firm of
                                                                   Gordon Altman Butowsky
                                                                   Weitzen Shalov and Wein
                                                                   from 1995 to 1997

Rocco A. DelGuercio           Assistant       Since                Vice President and        N/A                  N/A
Credit Suisse Asset           Treasurer       Portfolio            Administrative Officer of
Management, LLC                               Inception            CSAM; Associated with
466 Lexington Avenue                                               CSAM since June 1996;
New York, New York                                                 Assistant Treasurer,
10017-3147                                                         Bankers Trust Corp.--
                                                                   Fund Administration
Age: 38                                                            from March 1994 to June
                                                                   1996; Mutual Fund
                                                                   Accounting Supervisor,
                                                                   Dreyfus Corporation from
                                                                   April 1987 to March 1994

                                       22

                                              TERM OF                                        NUMBER OF
                                              OFFICE(1)                                      PORTFOLIOS IN
                                              AND                                            FUND
                              POSITION(S)     LENGTH               PRINCIPAL                 COMPLEX              OTHER
                              HELD WITH       OF TIME              OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
NAME, ADDRESS AND AGE         TRUST           SERVED               PAST FIVE YEARS           OFFICER              HELD BY OFFICER
---------------------         ------------    --------------       ---------------------     --------------       ----------------
Joseph Parascondola           Assistant       Since                Assistant Vice            N/A                  N/A
Credit Suisse Asset           Treasurer       2001                 President-- Fund
Management, LLC                                                    Administration of
466 Lexington Avenue                                               CSAM since April
New York, New York                                                 2000; Assistant Vice
10017-3147                                                         President, Deutsche
                                                                   Asset Management
Age: 38                                                            from January 1999
                                                                   to April 2000; Assistant
                                                                   Vice President, Weiss,
                                                                   Peck & Greer LLC
                                                                   from November 1995
                                                                   to December 1998

  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

[CREDIT SUISSE FUNDS LOGO]

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-222-8977

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.      TREMG-2-1201